UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––––––––––––––––––––––––––

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bit Digital, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Bit Digital, Inc.
Registered Company No 319983
(Company)

Proxy form

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com. Click Vote Your Proxy and then click on the Company’s name and enter your control number.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to Proxy@Transhare.com. Include your control ID in your email.

VOTE BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Transhare Corporation

Bayside Center 1, 1

7755 U.S. Highway 19N

Suite 140

Clearwater, Florida 33764

I/We(1)
of
being a member/members of ____________________________________the Company and the holder/holders of (number and class of Shares)
appoint as my/our proxy(2)

of
or in his/her absence(3)

of

at the general meeting of the Company to be held at 31 Hudson Yards, Floor 11, New York, NY 10001 on May 13, 2025 at 9:00 a.m. (local time) and by telephone conferencing and at any adjournment of that meeting.

____________

(1)      Full name(s) and address(es) (as appearing in the Company’s register of members) to be typed or inserted in block letters. In the case of joint holdings, the names of all holders (as appearing in the Company’s register of members) must be inserted.

(2)      Insert name and address of the desired proxy in the spaces provided. If you wish to appoint the chairperson of the meeting, write “The chairperson” without inserting an address. If the proxy form is returned and no person is named as your desired proxy, then the chairperson of the meeting will be deemed to have been appointed.

(3)      If desired, insert name and address of an alternate proxy, should the initial appointee be unable to attend the meeting.

If the Chairperson of the meeting (the “Chairperson”) is appointed as proxy and no voting instructions are given, the following is a statement of the Chairperson’s voting intentions in relation to undirected proxies:

The Chairperson intends to vote in favor of the resolutions.

Please indicate with a tick mark in the spaces opposite to each resolution how you wish the proxy to vote on your behalf. In the absence of any such indication, the proxy may vote for or against the resolutions or may abstain at his/her discretion. Your proxy will also be entitled to vote at his/her discretion on any resolution properly put to the meeting pursuant to the other items of business referred to in the notice convening the meeting.

The Board of Directors recommends that you vote “FOR” each proposal numbered 1 – 8 and vote three (3) years on proposal 9.

Resolutions

1.	Re-election of Zhaohui Deng as a Director of the Company

“It is resolved as an Ordinary Resolution that Zhaohui Deng be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	Re-election of Erke Huang as a Director of the Company

“It is resolved as an Ordinary Resolution that Erke Huang be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Re-election of Ichi Shih as a Director of the Company

“It is resolved as an Ordinary Resolution that Ichi Shih be re-elected as a director of the Company to hold office until the next annual general meeting or until her successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Re-election of Jiashu (Bill) Xiong as a Director of the Company

“It is resolved as an Ordinary Resolution that Jiashu (Bill) Xiong be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Re-election of Brock Pierce as a Director of the Company

“It is resolved as an Ordinary Resolution that Brock Pierce be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	Approval for the Company to adopt the Company’s 2025 Omnibus Equity Incentive Plan
“It is resolved as an Ordinary Resolution that shareholders of the Company hereby approve the 2025 Omnibus Equity Incentive Plan.”
	☐ FOR	☐ AGAINST	☐ ABSTAIN
7.	Ratification of the appointment of the Company’s independent registered public accounting firm

“It is resolved as an Ordinary Resolution that that the appointment of Audit Alliance, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 be confirmed, ratified and approved.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
8.	Approval on a non-binding and advisory basis the compensation of our Named Executive Officers or the Company’s Say on Pay

“It is resolved, as an Ordinary Resolution that the shareholders of the Company hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion in the section entitled “Executive Compensation”, the summary compensation table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN
9.	Approval on a non-binding and advisory basis the frequency of holding future votes regarding Named Executive Officer Compensation or Frequency on Say on Pay

“It is resolved, as an Ordinary Resolution that the shareholders of the Company hereby approve, on a non-binding advisory basis, the frequency of the vote to approve the compensation of our Named Executive Officers shall be every three (3) years.”

☐ ONE (1) YEAR	☐ TWO (2) YEARS	☐ THREE (3) YEARS	☐ ABSTAIN

The undersigned acknowledges receipt from the Company before the execution of this Proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2024 Annual Report on Form 10-K.

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: April 11, 2025

•        If the member or each member is an individual, sign immediately below.

………………………...............	………………………………..
Signature of shareholder	Signature of joint-shareholder, if any

Or

•        If the member is a company, complete the following:

Executed by _________________________________ [Name of member] acting through an authorized

Signatory

Signature of authorized signatory

Print name

Title

Proxy instructions

What happens if you do not follow these instructions?

1       If you do not follow these instructions, any instrument you make appointing a proxy will be invalid.

Eligible Shareholders

2       If you are a Shareholder entitled to attend and vote at this meeting of the Company, you may appoint a proxy to vote on your behalf.

3       A proxy need not be a member of the Company.

If you complete a proxy form, can you still attend and vote at the meeting?

4       Completion of the proxy form does not preclude a member from subsequently attending and voting at the meeting in person if he or she so wishes.

Joint shareholders

5       In the case of jointly held Shares, if more than one joint holder purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. For this purpose, seniority will be determined by the order in which the names of the joint holders appear in the register of members (the first-named being the most senior).

How to appoint a proxy

6       If you are an eligible member and a natural person, the appointment of your proxy must be in writing and signed by you or your authorised attorney.

7       If you are an eligible member and a corporation, the appointment of your proxy must be in writing and executed in any of the following ways: (i) under the corporation’s common seal; (ii) not under the corporation’s common seal but otherwise in accordance with its articles of association; or (iii) under the hand of the corporation’s authorised attorney.

8       Despite paragraphs 6 and 7, the Company will accept an electronic record of your proxy if:

(a)     the original is in writing and signed one of the ways referred to those paragraphs; and

(b)    the Company permits receipt of electronic records by giving an electronic address for that purpose.

Delivery of proxy form to Company

9       For an appointment of a proxy to be effective, the proxy form must be received by the Company by 5.30pm local time on May 12, 2025 or 5.30pm local time the day before the date of any adjourned meeting.

10     The proxy form may be delivered in either of the following ways:

(a)     In the case of hard-copy documents — they must leave at or send by post to the Company’s registered office or the other place, if any, specified by the Company for the purpose of the meeting.

(b)    In the case of documents comprised in an electronic record — they must be sent to an address specified by the Company for the purpose of receiving electronic records.